SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K



                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                  July 18, 2001
                                  -------------




                               FSF FINANCIAL CORP.
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Minnesota                           0-24648               41-1783064
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(State or other jurisdiction        (SEC File No.)        (IRS Employer
  of incorporation)                                         Identification
                                                            Number)



201 Main Street South, Hutchinson, MN                       55350-2573
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(Address of principal executive offices)                    (Zip Code)



        Registrant's telephone number, including area code:(320) 234-4500
                                                           --------------

                                 Not Applicable
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          (Former name or former address, if changed since last Report)

                               FSF FINANCIAL CORP.


                      INFORMATION TO BE INCuLUDED IN REPORT
                      -------------------------------------



Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits
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       ( c )  Exhibits

              99       Press release dated July 18, 2001.
              99.1     Press release dated July 26, 2001.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                             FSF FINANCIAL CORP.



Date:    July 26, 2001                       By:  /s/ Richard H. Burgart
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                                                  Richard H. Burgart
                                                  Chief Financial Officer